UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 18, 2026

HA SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35877	46-1347456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 200

Annapolis, Maryland 21401

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (410) 571-9860

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HASI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Green Junior Subordinated Notes Offering

On February 18, 2026, HA Sustainable Infrastructure Capital, Inc. (the “Company”) and the Guarantors (as defined below) entered into an underwriting agreement (the “Junior Subordinated Notes Underwriting Agreement”) with BofA Securities, Inc., Goldman Sachs & Co. LLC, Credit Agricole Securities (USA) Inc., Morgan Stanley & Co. LLC, Rabo Securities USA, Inc. and SMBC Nikko Securities America, Inc., as representatives of the several underwriters (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $600 million aggregate principal amount of its 7.125% Green Junior Subordinated Notes due 2056 (the “Junior Subordinated Notes”), in accordance with the terms and conditions set forth in the Junior Subordinated Notes Underwriting Agreement. The Junior Subordinated Notes will be sold at a public offering price of 100% of the aggregate principal amount thereof.

At issuance, the Junior Subordinated Notes will be guaranteed on a subordinated basis by Hannon Armstrong Sustainable Infrastructure, L.P., Hannon Armstrong Capital, LLC, HAT Holdings I LLC, HAT Holdings II LLC, HAC Holdings I LLC, and HAC Holdings II LLC (collectively, the “Guarantors”). The closing of the offering of Junior Subordinated Notes is expected to occur on February 27, 2026, subject to customary closing conditions. The Company intends to use the net proceeds from the offering to (i) temporarily repay a portion of the outstanding borrowings under the Company’s unsecured revolving credit facility, (ii) temporarily repay a portion of the outstanding borrowings under the Company’s commercial paper programs or (iii) redeem all or a lesser amount of the outstanding principal amount of the Company’s 8.00% Senior Notes due 2027. The Company will use cash equal to the net proceeds from the offering of the Junior Subordinated Notes to acquire, invest in or refinance, in whole or in part, new and/or existing eligible green projects. These eligible green projects may include projects with disbursements made during the twelve months preceding the issue date of the offering of the Junior Subordinated Notes and projects with disbursements to be made within two years following the issue date. Prior to the full investment of an amount equal to such net proceeds in such eligible green projects, the Company intends to apply the net proceeds as set forth above and to invest any remaining net proceeds in interest-bearing accounts and short-term, interest-bearing securities.

The sale of the Junior Subordinated Notes has been registered with the Securities and Exchange Commission (the “Commission”) in a registration statement on Form S-3ASR, File No. 333-285461 (the “Registration Statement”). The terms of the Junior Subordinated Notes are described in the base prospectus included in the Registration Statement, as supplemented by a preliminary prospectus supplement dated February 18, 2026 and a final prospectus supplement dated February 18, 2026.

The preceding description is qualified in its entirety by reference to the Junior Subordinated Notes Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Green Senior Unsecured Notes Offering

On February 19, 2026 the Company and the Guarantors entered into an underwriting agreement (the “Senior Unsecured Notes Underwriting Agreement”) with the Underwriters, pursuant to which the Company agreed to issue and sell to the Underwriters $400,000,000 aggregate principal amount of its 6.000% Green Senior Unsecured Notes due 2036 (the “Senior Unsecured Notes”), in accordance with the terms and conditions set forth in the Senior Unsecured Notes Underwriting Agreement. The Senior Unsecured Notes will be sold at a public offering price of 99.810% of the aggregate principal amount thereof.

At issuance, the Senior Unsecured Notes will be guaranteed by the Guarantors. The closing of the offering of Senior Unsecured Notes is expected to occur on March 2, 2026, subject to customary closing conditions. The Company intends to use the net proceeds from the offering to (i) temporarily repay a portion of the outstanding borrowings under the Company’s unsecured revolving credit facility, (ii) temporarily repay a portion of the outstanding borrowings under the Company’s commercial paper programs or (iii) redeem all or a lesser amount of the outstanding principal amount of the Company’s 8.00% Senior Notes due 2027. The Company will use cash equal to the net proceeds from the offering of the Senior Unsecured Notes to acquire, invest in or refinance, in whole or in part, new and/or existing eligible green projects. These eligible green projects may include projects with disbursements made during the twelve months preceding the issue date of the offering of the Senior Unsecured Notes and projects with disbursements to be made within two years following the issue date. Prior to the full investment of an amount equal to such net proceeds in such eligible green projects, the Company intends to apply the net proceeds as set forth above and to invest any remaining net proceeds in interest-bearing accounts and short-term, interest-bearing securities.

The sale of the Senior Unsecured Notes has been registered with the Commission. The terms of the Senior Unsecured Notes are described in the base prospectus included in the Registration Statement, as supplemented by a preliminary prospectus supplement dated February 19, 2026 and a final prospectus supplement dated February 19, 2026.

The preceding description is qualified in its entirety by reference to the Senior Unsecured Notes Underwriting Agreement, a copy of which is attached as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 18, 2026, among, HA Sustainable Infrastructure Capital, Inc., Hannon Armstrong Sustainable Infrastructure, L.P., Hannon Armstrong Capital, LLC, HAT Holdings I LLC, HAT Holdings II LLC, HAC Holdings I LLC, and HAC Holdings II LLC and BofA Securities, Inc., Goldman Sachs & Co. LLC, Credit Agricole Securities (USA) Inc., Morgan Stanley & Co. LLC, Rabo Securities USA, Inc. and SMBC Nikko Securities America, Inc., as representatives of the several underwriters.

1.2	Underwriting Agreement, dated February 19, 2026, among, HA Sustainable Infrastructure Capital, Inc., Hannon Armstrong Sustainable Infrastructure, L.P., Hannon Armstrong Capital, LLC, HAT Holdings I LLC, HAT Holdings II LLC, HAC Holdings I LLC, and HAC Holdings II LLC and BofA Securities, Inc., Goldman Sachs & Co. LLC, Credit Agricole Securities (USA) Inc., Morgan Stanley & Co. LLC, Rabo Securities USA, Inc. and SMBC Nikko Securities America, Inc., as representatives of the several underwriters.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HA SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

By:	/s/ Steven L. Chuslo
Steven L. Chuslo
Executive Vice President and Chief Legal Officer

Date: February 23, 2026